LIR LIQUID ASSETS FUND

   SUPPLEMENT TO PROSPECTUS DATED DECEMBER 22, 1999 (AS REVISED MAY 18, 2000)



Dear Investor,

         The purpose of this supplement is to revise certain disclosure contained in the fund's prospectus:

o     The first sentence on the prospectus  cover is revised to read as follows:
      "This  prospectus  offers  shares  of a money  market  fund  primarily  to eligible benefit plans that participate in certain PaineWebber or Correspondent Services Corporation investment programs and that have arrangements with Mitchell Hutchins or an affiliate to serve as investment manager for the client or investment program."

o The first sentence on page 6 of the prospectus is revised to read as follows: "THE FUND OFFERS ITS SHARES PRIMARILY TO ELIGIBLE BENEFIT PLANS, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS, THROUGH BROKERAGE ACCOUNTS ESTABLISHED AS ELIGIBLE BENEFIT PLAN SWEEP ACCOUNTS AT PAINEWEBBER INCORPORATED, MITCHELL HUTCHINS OR CERTAIN OTHER FINANCIAL SERVICES FIRMS."

o The first sentence in the second paragraph on page 6 of the prospectus is revised to read as follows: "Fund shares are available primarily to eligible benefit plans that participate in certain investment programs offered by PaineWebber or an affiliate and managed by Mitchell Hutchins or an affiliate."

o Finally, the last paragraph under the sub-heading "Buying Shares" on page 6 of the prospectus is revised to read as follows: "The Fund is designed primarily for eligible benefit plans that participate in these programs where Mitchell Hutchins or an affiliate serves as investment manager (I.E., PaineWebber, Mitchell Hutchins or an affiliate exercises investment discretion with respect to account assets)."

July 19, 2000